MORGAN KEEGAN SELECT FUND, INC.

                Regions Morgan Keegan Select Short Term Bond Fund
               Regions Morgan Keegan Select Intermediate Bond Fund
                  Regions Morgan Keegan Select High Income Fund

   SUPPLEMENT DATED JULY 11, 2008 TO THE PROSPECTUS DATED NOVEMBER 1, 2007, AS
       SUPPLEMENTED ON FEBRUARY 15, 2008, MARCH 4, 2008 AND APRIL 21, 2008

THE FOLLOWING SUPPLEMENTS CERTAIN INFORMATION CONTAINED IN THE ABOVE-DATED PROSPECTUS FOR REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND, REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND AND REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS"), EACH A SERIES OF MORGAN KEEGAN SELECT FUND, INC. (THE "COMPANY"). IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The purpose of this Supplement is to provide you with information about the new Investment Advisory Agreement with Hyperion Brookfield Asset Management, Inc. and the new Board of Directors for the Company.

    INFORMATION REGARDING THE NEW INVESTMENT ADVISORY AGREEMENT AND BOARD OF
                                   DIRECTORS

On July 11, 2008, at the Special Shareholder Meeting, shareholders of the above-referenced Funds approved a new investment advisory agreement with Hyperion Brookfield Asset Management, Inc. ("HBAM"), which will serve as the new investment adviser of the Funds. Shareholders also elected a new Board of Directors of the Company during the Annual Shareholder Meeting. Also on July 11, 2008, shareholders of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc., four closed-end funds also managed by Morgan Asset Management, Inc. ("MAM") approved new investment advisory agreements with HBAM and elected new Boards of Directors.

As described in the Company's proxy statement, the new advisory agreement with HBAM will become effective upon the successful consummation of the transaction between MAM and HBAM. After the transaction is completed, investor relations services for the Funds will be provided through Hyperion Brookfield Asset Management which may be contacted by phone at 1-800-497-3746 or via email at funds@hyperionbrookfield.com.

Additional information about the new investment advisory agreement and election of the new Board of Directors of the Company is contained in the Company's proxy statement, which is available for viewing at www.rmkfunds.com. Historical information, including regulatory filings, news releases and financial reports will be accessible through www.rmkfunds.com until October 31, 2008.

Formed as a registered investment adviser in 1989, HBAM manages more than $22 billion in fixed income assets for institutional and retail investors, such as pension funds, financial institutions, insurance companies, and foundations. HBAM's expertise is centered on providing relative value driven fixed income investment strategies, such as core fixed income, high yield, and specialized mortgage-backed securities and asset-backed securities markets. HBAM currently serves as an independent valuation consultant for the Funds.

                         Morgan Keegan Select Fund, Inc.
                              50 North Front Street
                                Memphis, TN 38103
                                  800-366-7426
                                www.rmkfunds.com


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE